Monetta Family of Funds

Dear Fellow Shareholders:                                  October 11, 1996


After a 20%+ market decline in July, stock prices rallied in August and September to generally post positive returns for the third quarter. The rise in stocks was narrow and volume light as investors focused on the quality companies.

The best gains were in the large capitalization, blue chip sector, while the smaller capitalization, secondary issues lagged during this recovery period. This disparity was evident in the performance of the major market indices, as the Dow Jones Industrial Average appreciated 4.6%, the S & P 500 Index rose 3.1%, the Russell 2500 Index was up 2.3% and the Russell 2000 Index, a small capitalization stock index, declined moderately.

During the third quarter, investors anguished over the strength of economic activity and its possible impact on inflation. Generally, industrial production and factory orders were surprisingly strong and corporate profits were slightly above expectations. The Federal Reserve decision to leave its Federal Funds rate unchanged at the September meeting eased investors' concerns that economic strength could lead to higher inflation.

Overall our funds posted better than average returns last quarter. The performance traced that of the major market indices with the larger capitalization holdings exceeding the returns of the smaller capitalization companies.

Investment Outlook/Strategy

In the near term, we expect the market to trade in a narrow but choppy trading range. The key factor in the longer term direction of the market is the degree of economic growth. Our view of some slowing in the economy over the next six months is widely shared. Under this scenario the fundamental backdrop for stocks remains favorable. Data on retail sales, housing starts and wage trends will be carefully monitored in the interim.

Growth at a reasonable price is our primary investment approach. Our primary investment objective is to control risk management by reducing volatility and maintaining broad diversification between industries and individual holdings.

Thanks for being part of the Monetta Family of Funds.

Best personal regards,



Robert S. Bacarella
President and Founder

<page 1>


Table of Contents

Performance Highlights
     Monetta Fund                               3
     Monetta Mid-Cap Equity Fund                4
     Monetta Large-Cap Equity Fund              5
     Monetta Balanced Fund                      6
     Monetta Intermediate Bond Fund             7
     Monetta Government Money Market Fund       8

Schedule of Investments
     Monetta Fund                               9
     Monetta Mid-Cap Equity Fund                12
     Monetta Large-Cap Equity Fund              14
     Monetta Balanced Fund                      16
     Monetta Intermediate Bond Fund             18
     Monetta Government Money Market Fund       19



Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

<page 2>


Monetta Fund                                          Period Ending 9/30/96

Investment Objective:          Market Capitalization Range:  Total Net Assets:

Capital Appreciation/Income    $50 million - $1 billion      $269 million


PERFORMANCE:

                                Average Annual Total Return
                                                   Since Incep.
                              1 Year     5 Years       (5/6/86)
Monetta Fund                    1.5%        8.4%          12.0%
Russell 2500                   15.8%       16.5%          12.4%
NASDAQ Composite*              17.6%       18.4%          11.8%
S & P 500 *                    20.3%       15.2%          14.3%
*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period       Monetta       Russell   NASDQ    S & P
(Fiscal Year Covered)    Equity Fund   2500
---------------------    -----------   -------   ------   -------
6/86                        .60        10,533    10,130   10,590
9/86                      (6.16)        9,505     8,760    9,849
12/86                      3.60         9,631     8,715   10,400
3/87                      15.10        11,753    10,744   12,615
6/87                        .71        11,823    10,609   13,246
9/87                      (3.24)       12,402    11,100   14,121
12/87                     (9.47)        9,180     8,256   10,943
3/88                       6.20        10,651     9,360   11,567
6/88                      12.65        11,374     9.859   12,331
9/88                       2.33        11,281     9,686   12,368
12/88                       .51        11,266     9,528   12,751
3/89                       3.12        12,137    10,162   13,656
6/89                       7.99        13,058    10,875   14,848
9/89                       4.74        14,012    11,815   16,448
12/89                     (1.21)       14,568    11,362   16,793
3/90                       5.36        14,163    10,880   16,289
6/90                      11.83        14,721    11,548   17,299
9/90                     (19.29)       11,485     8,606   14,929
12/90                     17.11        12,401     9,338   16,258
3/91                      18.52        15,559    12,047   18,632
6/91                       3.00        15,529    11,888   18,576
9/91                      13.53        16,864    13,161   19,560
12/91                     12.48        18,192    14,647   21,204
3/92                        .64        18,971    15,082   20,673
6/92                      (6.38)       18,109    14,079   21,066
9/92                       2.97        18,604    14,571   21,719
12/92                      8.73        21,137    16,911   22,827
3/93                      (6.63)       22,138    17,241   23,010
6/93                        .74        22,602    17,585   23,102
9/93                       7.78        24,200    19,056   23,702
12/93                      (.87)       24,632    19,406   24,247
3/94                      (2.64)       24,086    18,574   23,324
6/94                      (5.42)       23,221    17,637   23,415
9/94                       7.04        24,886    19,094   24,560
12/94                     (4.85)       24,360    18,786   24,555
3/95                       9.64        26,160    20,416   26,945
6/95                       6.91        28,623    23,320   29,512
9/95                      12.46        31,374    26,070   31,870
12/95                     (2.88)       32,231    26,284   33,764
3/96                       1.54        34,123    27,515   35,577
6/96                       3.10        35,544    29,603   37,171
9/96                       (.18)       36,346    30,651   38,320


The graph above to the right compares the change in value of a $10,000 investment in the Monetta Fund, the S&P 500 Composite Index, and the NASDAQ Composite Index and the Russell 2500 Stock Index. The S&P 500 and the Russell 2500 indices are a broad measure representative of the general market, while the NASDAQ measures performance of stocks in the over-the-counter market. Please refer to the footnote on the bottom of page 2.

PORTFOLIO COMPOSITION:              TOP 5 EQUITY HOLDINGS:

                                                                %of Net Assets
                                    Transocean Offshore, Inc.             2.5%
                                    Idexx Laboratories, Inc.              2.4%
                                    Aspect Telecom                        2.3%
                                    St. John Knits, Inc.                  2.0%
                                    Ensco International, Inc.             2.0%
                                    Total Top 5 Holdings                 11.2%

COMMENTARY:
The Monetta Fund was down 0.2% during the third quarter, compared to a 2.3% increase in the Russell 2500 Index. For the nine months ended September 30, the Fund appreciated 4.5% versus a 12.8% return for the Russell 2500 Index.

There was unusual volatility in small capitalization stocks during the third quarter. During July, the NASDAQ Composite Index fell 9.9%, before recovering to a 3.5% gain for the third quarter. We continue to see uneasiness in the market, with stock prices declining precipitously on any real or perceived earnings disappointment. In an effort to reduce exposure to this market volatility, we have expanded our portfolio and reduced the size of our positions. This affords us the flexibility to quickly sell a stock when there is a deterioration of company fundamentals, and conversely, an opportunity to add to existing positions or initiate positions on market overreactions. We added a number of companies to the portfolio during the stock market swoon in July, and many of these stocks were among our best performers during the third quarter.

We will continue to focus our efforts on selecting premier growth companies which are selling at reasonable prices relative to their earnings growth rate. In an effort to better manage risk, we are de-emphasizing hyper-growth companies and spending more time identifying under-followed companies and growth companies in non-traditional growth areas.

<page 3>

Monetta Mid-Cap Equity Fund                           Period Ending 9/30/96


Investment Objective:       Market Capitalization Range:     Total Net Assets:

Capital Appreciation        $1 billion - $5 billion          $16.4 million


PERFORMANCE:

                                Average Annual Total Return
                                                   Since Incep.
                              1 Year     2 Years       (3/1/93)
Monetta Mid-Cap Equity Fund    12.8%       19.5%          21.1%
S & P 400*                     14.0%       19.7%          14.4%
S & P 500*                     20.3%       24.9%          16.0%
*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period       Mid-Cap        S & P         S & P
(Fiscal Year Covered)    Equity Fund    400 Index     500 Index
---------------------    -----------    ----------    ---------
3/1/93                     .00             .00           .00
3/93                     16.70            2.20           .80
6/93                      1.80            2.30           .40
9/93                     10.44            5.00          2.60
12/93                     3.20            2.70          2.30
3/94                      (.48)          (4.27)        (3.81)
6/94                     (2.72)          (3.65)          .39
9/94                      5.94            6.77          4.89
12/94                     (.38)          (2.58)         (.02)
3/95                      7.23            8.09          9.73
6/95                     11.47            8.82          9.53
9/95                      6.45            9.76          7.94
12/95                    (2.10)           1.43          5.94
3/96                      8.61            6.16          5.37
6/96                      2.08            2.88          4.48
9/96                      3.92            2.91          3.09

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Trust Mid-Cap Equity Fund to the S & P 500 and 400. The S&P 500 and 400 indices are a broad measure representative of the general market. Please refer to the footnote on the bottom of page 2.

PORTFOLIO COMPOSITION:              TOP 5 EQUITY HOLDINGS:

                                                                %of Net Assets
                                    Danaher Corp.                         2.5%
                                    ADC Telecommunications, Inc.          2.5%
                                    First Tennessee National              2.4%
                                    Knight Transportation, Inc.           2.4%
                                    Green Tree Financial Corp.            2.4%
                                    Total Top 5 Holdings                 12.2%

COMMENTARY:
The Monetta Mid-Cap Equity Fund produced strong returns during the third quarter, rising 3.9% compared to the 2.5% gain of the S&P 400 Midcap Index. For the nine months ended September 30, the Fund is up 15.2% versus 11.1% for the Index.

Very few changes were made during the quarter and the overall diversification mix of the portfolio remained unaffected. Profits were taken in WorldCom, realizing gains of about 70% and a partial sale was made in Safeway Stores, also realizing gains of about 70%.

The best performing stocks during the quarter were generally in the housing mortgage related industries with Oakwood Homes, GreenTree Financial and Greepoint Financial all increasing around 30% over the past three months. The best performing stock was ADC Telecommunications, rising about 40%, Safeway Stores continued to do very well, increasing 27% during this period.

The Mid-Cap Fund continues to invest in a diversified portfolio of high quality stocks with above average earnings growth and appreciation potential. For the three year period ended June 30, 1996, Morningstar, Inc., a leading authority on mutual funds, has awarded 5 stars, its highest rating, to the Mid Cap Fund.

<page 4>



Monetta Large-Cap Equity Fund                         Period Ending 9/30/96


Investment Objective:       Market Capitalization Range:     Total Net Assets:

Capital Appreciation        $5 billion +                     $1.3 million


PERFORMANCE:

                                   Nine Months                  Total Return
                                   Ended 9/30/96          Since Incep.(9/1/95)
Monetta Large-Cap Equity Fund          21.7%                         26.1%
S & P 500*                             13.5%                         25.4%
*Source Lipper Analytical Services, Inc.

The S & P 500 is a broad measure representative of the general market. Please refer to footnote on the bottom of page 2.

PORTFOLIO COMPOSITION:              TOP 5 EQUITY HOLDINGS:

                                                                %of Net Assets
                                    Intel Corp.                           4.4%
                                    Electronic Data Systems Corp.         4.3%
                                    Microsoft Corp.                       4.1%
                                    Monsanto Corp.                        4.0%
                                    Cisco Systems, Inc.                   4.9%
                                    Total Top 5 Holdings                 21.7%

COMMENTARY:
The Monetta Large-Cap Equity Fund produced strong returns during the third quarter, rising 7.9% compared to the 3.1% gain of the S & P 500 index. For the nine months ended September 30, the Fund is up 21.7% versus 13.5% for the index.

The industrial sector showed the biggest increase in holdings. New positions in this sector performed well, including Boeing, Monsanto, and Transocean Offshore. All are producing vigorous earnings per share growth. Sources of funds included the financial and medical sectors, which were trimmed during the quarter, and cash balances, which were reduced to 6.0% of the portfolio.

The Large-Cap Fund continues to benefit from the growth of its blue-chip technology stocks which snapped back strongly from a mid-summer sell-off. Those that stood out included Intel, the dominant PC microprocessor manufacturer, and Computer Associates, the number two software firm behind Microsoft. Telecommunications provider WorldCom was sold after producing a significant gain during its holding period.

The Large-Cap Fund continues to invest in a diversified portfolio of high quality stocks with above-average earnings growth and appreciation potential. For the twelve months ended September 30, the Fund is ranked 15th among its peer group of 633 growth funds tracked by Lipper Analytical Services.

<page 5>







Monetta Balanced Fund                                 Period Ending 9/30/96

Investment                 Market Capitalization                 Total Net
Objective:                 Range:                  Maturity:     Assets:

Capital Appreciation/      $50 million +           1.9 years     $638 thousand
Income


PERFORMANCE:

                                     Nine Months                  Total Return
                                   Ended 9/30/96          Since Incep.(9/1/95)
Monetta Balanced Fund                  18.2%                         23.4%
S&P 500*                               13.5%                         25.4%
Lehman Gov't/Corp Bond Index*         (0.2)%                          5.6%
Lehman Gov't/Corp Intermediate
Bond Index*                             1.6%                          5.9%
*Source Lipper Analytical Services, Inc.

Please refer to footnote on the bottom of page 2. The S & P 500 is broad measure representative of the general market, while the Lehman
Government/Corporate Bond Index and the Lehman Government/Corporate Intermediate Bond Index measure that specific segment of their respective bond market.

PORTFOLIO COMPOSITION:              TOP 5 EQUITY HOLDINGS:

                                                                %of Net Assets
                                    Intel Corp.                           3.0%
                                    TJX Companies, Inc.                   2.8%
                                    Household International               2.6%
                                    Associated First Capital              2.6%
                                    First Data Corp.                      2.6%
                                    Total Top 5 Holdings                 13.6%

COMMENTARY:
Monetta Balanced Fund posted a very strong third quarter, up 5.3%, exceeding its primary benchmarks of the S & P 500 and Lehman Brother Govt./Corp. Bond Index which were up 3.1% and 1.8%, respectively. For the nine months ended September 30, the Balanced Fund was up 18.2%.

In the Lipper Analytical latest rankings of its Balanced Fund category, for the one year period ended September 30, our fund ranked FIRST among the 272 funds in this category. The fund generated a 16.1% return versus the category average of 9.2%.

During the quarter, the fund's asset mix averaged 65% common stocks and 35% fixed income. No significant changes were made in asset allocation.

The portfolio continued to benefit from slight overweightings in technology,
energy, telecommunications, and industrials.   We continue to favor
economically sensitive stocks. Purchases during the quarter included Boeing, United Technologies, Ascend Communications and Schlumberger, all in keeping with a moderately growing economy.

During the quarter, investors flocked to the large-capitalization quality growth companies. This trend benefited the Balanced Fund due to its heavier weightings in the large capitalization sector.

The average maturity of the fixed income portion of the Fund had a slight increase to 1.9 years from 1.8 years, which is fairly defensive and supports our outlook for a moderately improving economy over the next few quarters.

We do not however, expect economic growth to be so strong as to prompt a significant increase in interest rates by the Federal Reserve Board.

<page 6>




Monetta Intermediate Bond Fund                        Period Ending 9/30/96


Investment Objective:  30-Day SEC Yield:  Average Maturity:  Total Net
                                                             Assets:
Income                 6.47%              5.4 Years          2.7 million


PERFORMANCE:

                                Average Annual Total Return
                                                   Since Incep.
                              1 Year     3 Years       (3/5/93)
Monetta Intermediate
   Bond Fund                    5.5%        8.9%           6.9%
Lehman Gov/Corp
   Intermediate
    Bond Index*                 5.1%        4.8%           5.4%
*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period      Intermediate    Lehman
(Fiscal Year Covered)   Bond Fund
---------------------   ------------    -------
3/1/93                  10,000          10,007
3/93                    10,000          10,028
6/93                    10,399          10,255
9/93                    10,732          10,486
12/93                   10,817          10,504
3/94                    10,585          10,291
6/94                    10,494          10,229
9/94                    10,613          10,313
12/94                   10,705          10,302
3/95                    11,270          10,754
6/95                    11,866          11,292
9/95                    12,046          11,479
12/95                   12,282          11,883
3/96                    12,245          11,784
6/96                    12,428          11,859
9/96                    12,702          12,068

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Trust Intermediate Bond Fund to the Lehman Government/Corporate Intermediate Bond Index. The Lehman Government/ Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to the footnote on the bottom of page 2.

PORTFOLIO COMPOSITION:              MATURITY PROFILE:

                                    1 Year or Less                       17.0%
                                    1 - 3 Years                           3.9%
                                    4 - 6 Years                          28.6%
                                    7 - 10 Years                         49.9%
                                    Over 10 Years                         0.6%
                                    Total of all holdings                 100%

COMMENTARY:
The Monetta Intermediate Bond Fund posted a solid quarterly return, up 2.2%. This compares favorably to the 1.8% return for the Lehman Govt./Corp. Intermediate Bond Index. For the nine months ended September 30, the fund was up 3.4%, versus its benchmark return of 1.6%.

Dividends paid during the quarter totaled $0.17. At September 30, the fund's 30-day SEC yield was 6.47%, up 39 basis points since June 30th.

Bond market participants seem to be increasingly buying into the view that the economy is slowing down, inflation is not a problem and the Federal Reserve policy is likely to be on hold until after the national elections. We agreed with this outlook and therefore have moderately increased the fund's average maturity from 4.4 years to 5.4 years. Overall the fund is positioned very defensively, invested primarily in high quality securities.

At September 30, the fund was primarily invested in investment-grade fixed income securities representing 72% of the portfolio. The overall sector weightings were basically unchanged during the quarter.

The recent strength in economic indicators and general uncertainty concerning rising inflation pressure should keep bond yields near 7%. However, if the markets sense that the Federal Reserve is falling "behind the curve" by moving too slowly to contain inflationary expectations, yield will move higher. Our defensive position reflects this ongoing concern.

<page 7>




Monetta Government Money Market Fund                  Period Ending 9/30/96

Investment                         7-Day       Average Days       Total Net
Objective:                         Yield:      to Maturity:       Assets:

Income and Capital Preservation    5.17%       82 Days            $7.0 million


PERFORMANCE:
                                Average Annual Total Return

                                                               Since Incep.
                                          1 Year      3 Years  (3/1/93)
Monetta Government Money Market Fund      5.2%**       5.4%**    4.5%**

Lipper U.S. Gov't Money                   4.8%         4.4%      4.1%
Market Funds Avg.*

*Source Lipper Analytical Services, Inc.
**Total returns are net of advisory fees waived and voluntary absorption of the Funds' operating expenses by the Advisor.

An investment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value. Please refer to footnote on the bottom of page 2.

PORTFOLIO COMPOSITION:              ALLOCATION:

                                                               % of Net Assets
                                    Government Agencies                  53.0%
                                    U.S. Treasuries                      47.9%
                                       Total Investments                100.9%
                                    Other Assets & Liabilities          (0.9)%
                                    Total                               100.0%

COMMENTARY:
The Monetta Government Money Market Fund returned 1.25% for the past quarter and 5.2% for the twelve months just ended. According to Lipper Analytical Services, this performance rates the Fund 3{rd} out of approximately 114 similar funds for the past year.

The Fund's 7 day yield is now 5.17%, up substantially from the 4.80% yield at the beginning of the quarter. Average maturity of the Fund was increased from 64 days on June 30 to 82 days on September 30.

The Federal Reserve System's Open Market Committee is next scheduled to meet on November 13, and we believe that the Federal Fund rate will be increased by 25 basis points at that time.

The Money Market Fund remains invested in a very conservative fashion, with almost half the Fund in Treasury Bills and the remainder in other Government Agency securities.

<page 8>





Schedule of Investments
September 30, 1996
(unaudited)

MONETTA FUND

                                                                  Quoted
 Shares or                                                        Market
 Principal                                                         Value
    Amount                                                (In Thousands)

COMMON STOCKS - 91.8%

   Consumer Related - 37.0%                                      $99,431

Broadcasting/Cable TV - 4.1%
   *25,000    American Radio Systems Corp.                          $931
  *100,000    Chancellor Corp.-CL A                                4,150
  *100,000    Lin Television Corp.                                 4,100
   *70,000    Metromedia Int'l Grp., Inc.                            744
   *25,000    SFX Broadcasting, Inc.-CL A                          1,137
                                                                  11,062

Recreation & Entertainment - 6.3%
   *50,000    Carmike Cinemas, Inc.                                1,156
   *50,000    Casino Data Systems                                    950
  *100,000    Cinar Films, Inc.-CL B                               2,606
   150,000    Harveys Casinos Resorts                              2,550
   150,000    Int'l Game Technology                                3,075
   *91,500    MGM Grand, inc.                                      3,866
   *37,500    Regal Cinemas, Inc.                                    937
   *13,900    Rockshox, Inc.                                         208
   *42,500    Shuffle Master, Inc.                                   489
  *100,000    West Coast Entertainment Corp.                       1,013
                                                                  16,850

Restaurants & Lodging - 5.4%
    77,100    CKE Restaurants, Inc.                                2,371
   *20,000    Doubletree Corp.                                       797
   *50,000    Foodmaker, Inc.                                        500
  *125,000    Lone Star Steakhouse                                 3,805
  *100,000    Outback Steakhouse, Inc.                             2,413
  *165,000    Planet Hollywood Int'l, Inc.                         4,620
                                                                  14,506

Retail Trades - 15.7%
  *125,000    Bed Bath & Beyond                                    3,422
  *100,000    Charming Shoppes                                       600
    40,000    Ethan Allen Interiors                                1,245
    60,000    Family Dollar Stores                                 1,042
   *25,000    Friedman's, Inc.-CL A                                  469
   *50,000    Furniture Brands Int'l                                 731
   *20,000    Gadzooks, Inc.                                         695
   *60,000    Just For Feet, Inc.                                  3,008
   *50,000    Nine West                                            2,713
  *275,000    Officemax, Inc.                                      3,850
   *52,500    Paul Harris Stores                                     525
    50,000    Pier 1 Imports, Inc.                                   806
   *50,000    Quiksilver, Inc.                                     1,250
    40,000    Ross Stores, Inc.                                    1,440
   100,000    St. John Knits, Inc.                                 5,013
   *30,000    Starbucks Corp.                                        990
   *50,000    Sunglass Hut Int'l, Inc.                               797
   *30,000    The Buckle, Inc.                                       953
  *165,000    The Sports Authority, Inc.                           4,393
   125,000    TJX Companies, Inc.                                  4,484
  *200,000    Vans, Inc.                                           3,825
                                                                  42,251

Miscellaneous - 5.5%
   *75,000    American Eco Corp.                                     797
  *250,000    ATC Environmental                                    3,219
   *50,000    CKS Grp., Inc.                                       1,181
   *15,000    ITI Technologies, Inc.                                 529
    30,000    Libbey, Inc.                                           791
   *50,000    Panamsat Corp.                                       1,391
   *20,000    Performance Food Grp., Co.                             330
   *40,000    Printrak Int'l, Inc.                                   390
   *95,000    United Waste Systems, Inc.                           3,301
   *40,000    US Office Products                                   1,435
   *75,000    Warrantech Corp.                                       731
   *30,000    World Color Press                                      667
                                                                  14,762
<page 9>

   Financial Related - 6.7%                                      $17,909

Financial Services - 6.7%
   100,000    Advanta Corp.-CL B                                  $4,275
    20,000    American Bankers Ins., Grp.                          1,000
   *50,000    Americredit Corp.                                      919
   *12,800    Berkley Corp.                                          586
  *175,000    Concord EFS, Inc.                                    4,506
    30,000    Excel Realty Trust, Inc.                               649
    18,500    Executive Risk, Inc.                                   712
    20,000    Horace Mann Educator, Corp.                            657
   *30,000    Imperial Credit Industries                           1,099
    30,000    National Data Corp.                                  1,309
   *40,000    Oxford Resources Corp.-CL A                            855
    40,500    United Cos Financial Corp.                           1,342
                                                                  17,909

   Industrial Related - 17.6%                                    $47,485

Energy Resources & Services - 6.8%
   *30,000    B.J. Services Co.                                    1,087
  *100,000    Belco Oil & Gas Corp.                                2,675
  *150,000    Ensco Int'l                                          4,875
   *40,000    Houston Exploration Co.                                680
  *100,000    Input/Output, Inc.                                   2,975
   100,000    Transocean Offshore, Inc.                            6,125
                                                                  18,417

Industrial/Electronics Products - 6.8%
   *40,000    BE Aerospace, Inc.                                     825
   *25,000    Berg Electronics Corp.                                 681
    40,000    Breed Technologies, Inc.                             1,115
   *70,000    Checkpoint Systems, Inc.                             1,855
    30,000    DT Industries, Inc.                                  1,012
    20,000    Harman Int'l Industries, Inc.                          975
   100,000    Harnischfeger Ind., Inc.                             3,775
   *40,000    Mohawk Industries                                    1,025
   *50,000    O'Sullivan Industries Holdings, Inc.                   444
    20,000    Precision Castparts Corp.                              970
   *25,000    Sanmina Corp.                                        1,006
    80,000    Spartech Corp.                                         770
   *50,000    U.S. Filter Corp.                                    1,706
   *35,000    Waters Corp.                                         1,146
   *25,000    Wolverine Tube, Inc.                                 1,075
                                                                  18,380

Mining & Mineral Resources - 2.3%
   *75,000    Oregon Metallurgical Corp.                           2,437
  *125,000    Titanium Metals Corp.                                3,625
                                                                   6,062

Transportation - 0.5%
   *30,000    Swift Transportation Co., Inc.                         658
    30,000    US Freightways Corp.                                   615
                                                                   1,273

Miscellaneous - 1.2%
  *105,000    Alternative Resource Corp.                           2,953
   *18,500    Rental Service Corp.                                   400
                                                                   3,353

   Medical Related - 15.9%                                       $42,816

Medical Supplies - 1.6%
    50,000    Ballard Medical Products                              $975
    30,000    Fisher Scientific Int'l                              1,237
   *75,000    Physician Sales & Service, Inc.                      1,763
   *10,000    Safeskin Corp.                                         348
                                                                   4,323
<page 10>

Medical Technology - 2.4%
  *130,000    IDEXX Laboratories, Inc.                             5,882
   *50,000    Orthologic Corp.                                       531
                                                                   6,413

Pharmaceutical - 4.9%
   *30,000    Applied Analytical Ind., Inc.                          682
   *10,000    Capstone Pharmacy Svcs., Inc.                        1,238
   *50,000    Chirex, Inc.                                           650
   *75,000    Genzyme Corp.                                        1,913
    40,000    Jones Medical Ind., Inc.                             1,940
   *11,000    Medicis Pharmaceutical Corp.-CL A                      531
   *40,000    Parexel Int'l Corp.                                  2,520
  *100,000    Watson Pharmaceuticals, Inc.                         3,750
                                                                  13,224

Physician Services - 7.0%
  *100,000    American Medical Resp. Inc.                          3,600
  *100,000    American Oncology Res., Inc.                         1,125
  *100,000    Genesis Health Ventures, Inc.                        2,812
  *115,000    Phycor, Inc.                                         4,377
   *50,000    Renal Treatment Centers, Inc.                        1,663
  *243,200    Sheridan Healthcare, Inc.                            2,098
  *145,000    Veterinary Centers of America, Inc.                  3,181
                                                                  18,856

   Technology Related - 14.6%                                    $39,328

Computer Software & Systems - 3.1%
   *30,000    Acxiom Corp.                                        $1,234
   *25,000    Applix, Inc.                                           656
   *20,000    Ciber, Inc.                                            760
   *50,000    Citrix Systems, Inc.                                 2,562
    24,300    Logicon, Inc.                                          854
   *50,000    Technology Modeling Associates, Inc.                   650
   *20,000    Unison Software, Inc.                                  515
   *45,000    Wall Data, Inc.                                      1,024
                                                                   8,255

Computer & Office Equip. - 1.9%
   *30,000    Black Box Corp.                                        990
   *75,000    Comverse Technology, Inc.                            2,916
   *50,000    Vanstar Corp.                                        1,212
                                                                   5,118

Semiconductor - 0.7%
   *30,000    Microchip Technology, Inc.                           1,121
    40,000    S3, Inc.                                               790
                                                                   1,911

Telecommunication & Equip. - 8.9%
  *100,000    ACE*COMM Corp.                                       1,200
   *92,500    Aspect Telecom. Corp.                                5,758
  *200,000    Brightpoint, Inc.                                    4,825
    *5,000    Brooktrout Technology, Inc.                            182
   *25,000    Cable Design Technologies                            1,000
   *20,000    Dynatech Corp.                                         915
   *75,000    Intermedia Communications, Inc.                      2,194
    *4,400    LCC Int'l, Inc.                                         80
  *125,000    P-Com, Inc.                                          3,094
   *70,000    Premisys Communications, Inc.                        2,573
   *19,500    RMH Teleservices, Inc.                                 288
   *25,000    Technology Solutions Co.                               872
   *25,000    Teltrend, Inc.                                       1,063
                                                                  24,044

Total Common Stocks
   (Cost $221,732)(a)                                            246,969

Variable Demand Notes - 0.5%
 1,315,600    Warner Lambert                                       1,316

<page 11>


Commercial Paper - 11.9%
 8,000,000    AT & T-5.25%                                         8,000
              Due 10/01/96
 2,500,000    Merrill Lynch-5.38%                                  2,500
              Due 10/01/96
 2,500,000    Merrill Lynch-5.35%                                  2,500
              Due 10/02/96
 2,300,000    Progress Capital-5.35%                               2,299
              Due 10/03/96
 5,000,000    Progress Capital-5.45%                               4,998
              Due 10/04/96
 2,000,000    Merrill Lynch-5.34%                                  1,998
              Due 10/07/96
 6,000,000    Cargil, Inc.-5.26%                                   5,993
              Due 10/09/96
 4,000,000    Bell Atlantic-5.35%                                  3,994
              Due 10/11/96
              Total Commercial Paper                              32,282

Total Short term Investments                                      33,598

Total Investment - 104.2%
   (Cost $255,330)(a)                                            280,567

Other Assets
   Less Liabilities (4.2%)                                      (11,271)

Net Assets - 100%                                               $269,296

Net Asset Value, offering price and redemption per share
($269,295,648/16,530,665 shares outstanding.)                     $16.29


(a)Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $34,507 and aggregate gross unrealized depreciation is $9,270 resulting in net unrealized appreciation of $25,237(in thousands)

*Non-income producing security.





Schedule of Investments
September 30, 1996
(unaudited)

MONETTA MID-CAP EQUITY FUND

                                                                  Quoted
 Shares or                                                        Market
 Principal                                                         Value
    Amount                                                (In Thousands)

COMMON STOCKS - 86.2%

   Consumer Related - 22.5%                                       $3,699

Food Processing - 3.6%
   *10,000    Smithfield Foods, Inc.                                $311
    12,000    Whitman Corp.                                          278
                                                                     589

Retail Manufacturers/Distribution - 9.3%
   *10,000    Autozone, Inc.                                         290
     6,000    Avery-Dennison Corp.                                   333
     8,000    Black & Decker Corp.                                   332
     8,000    Newell Company                                         240
    *6,000    Nine West                                              325
                                                                   1,520

Recreation & Entertainment - 1.8%
   *20,000    Coleman Co., Inc.                                      295

Restaurants & Entertainment - 1.7%
   *10,000    Planet Hollywood Int'l, Inc.                           280

Retail Trades - 4.2%
    *8,000    Safeway, Inc.                                          341
    10,000    TJX Companies, Inc.                                    359
                                                                     700

Miscellaneous - 1.9%
   *10,000    U.S.A Waste Service                                    315

   Financial Related - 18.8%                                      $3,079

Financial Services - 18.8%
     4,300    Aon Corp.                                             $233

<page 12>

     4,400    Associates First Cap., Corp.                           180
     5,000    Compass Bancorp                                        172
     3,500    Crestar Financial Corp.                                206
   *15,000    Dime Bancorp, Inc.                                     201
     4,050    Fifth Third Bancorp                                    235
    12,000    First Tennessee                                        398
    10,000    Green Tree Financial Corp.                             392
    10,000    Greenpoint Financial Corp.                             381
    10,000    PHH Corp.                                              297
    10,000    Roosevelt Financial                                    171
     6,000    Union Planters Corp.                                   213
                                                                   3,079

   Industrial Related - 32.6%                                     $5,353

Energy Resources & Services - 5.5%
    *1,600    Belco Oil & Gas Corp.                                  $43
    *8,000    Ensco Int'l                                            260
    *6,000    Input/Output, Inc.                                     178
     4,000    Kerr McGee Corp.                                       243
     5,000    Tidewater, Inc.                                        187
                                                                     911

Housing - 2.0%
    12,000    Oakwood Homes                                          330

Industrial/Electronics Products - 19.1%
    18,000    AMETEK, Inc.                                           340
    10,000    Applied Power, Inc. CL A                               319
    10,000    Danaher Corp.                                          414
     7,000    Harnischfeger Ind., Inc.                               264
     7,000    Sundstrand Corp.                                       273
     2,625    Molex, Inc.                                             98
     8,000    Precision Castparts, Corp.                             388
     6,000    Sigma-Aldrich Corp.                                    342
    14,400    TriMas Corp.                                           349
     7,000    York Int'l, Corp.                                      339
                                                                   3,126

Mining & Mineral Resources - 2.3%
     9,600    IMC Global, Inc.                                       376

Miscellaneous - 1.3%
     5,000    Tyco Int'l, Ltd.                                       216

Transportation - 2.4%
   *18,000    Knight Transportation, Inc.                            394

   Medical Related - 4.3%                                           $696

Pharmaceuticals - 2.4%
    *8,000    Elan Corp. PLC-ADR                                    $239
    *4,000    Watson Pharmaceuticals                                 150
                                                                     389

Physician Services - 1.9%
    *8,000    Healthsouth Corp.                                      307

   Technology Related - 8.0%                                      $1,314

Computer Software - 2.7%
    *4,000    Ceridian Corp.                                        $200
    *5,000    Parametric Technology Corp.                            247
                                                                     447

Telecommunications Svcs & Equip - 5.3%
    *6,400    ADC Telecommunications, Inc.                           410
    *3,000    Cascade Communications Corp.                           245
    *3,000    Tellabs, Inc.                                          212
                                                                     867

Total Common Stock                                                14,141

<page 13>

Variable Demand Notes - 3.1%
   508,900    Eli Lilly                                              509

Commercial Paper - 10.3%
   500,000    AMP, Inc. - 5.32%                                      499
              Due 10/17/96
   500,000    BAT Capital - 5.33%                                    500
              Due 10/04/96
   700,000    Pepsico, Inc. - 5.30%                                  699
              Due 10/11/96
                                                                   1,698

Total Investments - 99.6%
   (Cost $14,286)(a)                                              16,348

Other Assets Less Liabilities - 0.4%                                  61

Net Assets - 100%                                                $16,409

Net Asset Value, offering price, and redemption per share
($16,408,988/1,191,016 shares outstanding)                        $13.78

(a)Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,137 and aggregate gross unrealized depreciation is $75, resulting in net unrealized appreciation of $2,062(in thousands).

*Non-income producing security




Schedule of Investments
September 30, 1996
(unaudited)

MONETTA LARGE-CAP EQUITY FUND

                                                                  Quoted
 Shares or                                                        Market
 Principal                                                         Value
    Amount                                                (In Thousands)

COMMON STOCKS - 91.8%

   Consumer Related - 13.4%                                         $173

Retail Trades - 10.7%
     1,200    Gap, Inc.                                              $35
       800    Home Depot, Inc.                                        46
      *600    Safeway, Inc.                                           26
       700    Sears Roebuck, & Co.                                    31
                                                                     138

Miscellaneous - 2.7%
    *1,100    U.S.A. Waste Service, Inc.                              35

   Financial Related - 18.5%                                        $239

Financial Services - 18.5%
     1,000    Associates First Cap Corp.                             $41
       600    Fifth Third Bancorp                                     35
       600    First Data Corp.                                        49
       800    Fleet Financial Group                                   36
       600    Household Int'l, Inc.                                   49
       700    Norwest Corp.                                           29
                                                                     239
<page 14>

   Industrial Related - 18.5%                                       $238

Chemicals - 4.0%
     1,400    Monsanto Co.                                           $51

Energy Resources & Services - 6.6%
       500    Schlumberger, Ltd.                                      42
       700    Transocean Offshore, Inc.                               43
                                                                      85

Industrial/Electronics Products - 3.3%
       600    Illinois Tool Works                                     43

Transportation - 4.6%
       500    Boeing Co.                                              47
       100    United Technologies, Corp.                              12
                                                                      59

   Medical Related - 9.7%                                           $126

Pharmaceuticals - 6.8%
       800    Johnson & Johnson                                       41
       600    Pfizer, Inc.                                            47
                                                                      88

Physician Services - 2.9%
    *1,000    HEALTHSOUTH Corp.                                       38

   Technology Related - 31.7%                                       $408

Computers & Office Equipment - 2.1%
       500    Xerox Corp.                                            $27

Computer Software - 11.9%
       750    Computer Associates Int'l, Inc.                         45
      *400    Microsoft, Corp.                                        53
       900    Electronic Data Systems Corp.                           55
                                                                     153

Semiconductors - 4.4%
       600    Intel Corp.                                             57

Telecommunications Svcs & Equip. - 13.3%
      *400    Cascade Communications, Corp.                           33
      *800    Cisco Systems, Inc.                                     50
       800    Northern Telecom, Ltd.                                  46
      *600    Tellabs, Inc.                                           42
                                                                     171

Total Common Stocks
   (Cost $1,012)(a)                                                1,184

Variable Demand Notes - 6.0%
    56,800    American Family                                         57
    20,300    Warner Lambert                                          20
                                                                      77

Total Investments - 97.8%                                          1,261
   (Cost $1,089)(a)

Other Assets Less Liabilities - 2.2%                                  28

Net Assets - 100%                                                 $1,289

Net Asset Value, offering price, and redemption price per share
($1,288,581/100,186 shares outstanding)                           $12.86

(a) Cost is identified for book and tax purposes; the aggregate gross unrealized appreciation is $179 and aggregate gross unrealized depreciation is $7 resulting in net unrealized appreciation of $172(in thousands).

*  Non-income producing security

<page 15>



Schedule of Investments
September 30, 1996
(unaudited)

MONETTA BALANCED FUND

                                                                  Quoted
 Shares or                                                        Market
 Principal                                                         Value
    Amount                                                (In Thousands)

COMMON STOCKS - 64.2%

   Consumer Related - 16.1%                                         $103

Recreation & Entertainment - 1.5%
       600    Harveys Casinos Resorts                                $10

Retail Manufacturers/Distribution - 3.8%
       200    Avery - Dennison Corp.                                  11
       200    Black & Decker Corp.                                     8
      *200    Quiksilver, Inc.                                         5
                                                                      24

Broadcasting/Cable TV - 1.9%
      *200    SFX Broadcasting, Inc. CL A                              9
      *100    Univision Communications                                 3
                                                                      12

Retail Trades - 6.9%
       200    Gap, Inc.                                                6
       200    Home Depot, Inc.                                        11
      *200    Safeway, Inc.                                            9
       500    TJX Companies, Inc.                                     18
                                                                      44

Miscellaneous Services - 2.0%
      *400    U.S.A. Waste Service                                    13

   Financial Related - 12.5%                                         $80

Financial Services - 12.5%
       400    Associates First Cap. Corp.                            $16
       200    First Data Corp.                                        16
      *600    Dime Bancorp, Inc.                                       8
       200    Green Tree Financial                                     8
       400    Greenpoint Financial Corp.                              15
       200    Household Int'l, Inc.                                   17
                                                                      80

   Industrial Related - 14.0%                                        $89

Energy Resources & Services - 5.8%
      *100    Belco Oil & Gas Corp.                                   $3
      *400    Ensco Int'l                                             13
       100    Schlumberger, Ltd.                                       9
       200    Transocean Offshore                                     12
                                                                      37

Industrial/Electronics Products - 2.4%
       100    Illinois Tool Works, Inc.                                7
       200    Sundstrand Corp.                                         8
                                                                      15

Chemicals - 2.4%
       400    Monsanto Co.                                            15

Transportation - 3.4%
       100    Boeing Co.                                              10
       100    United Technologies Corp.                               12
                                                                      22

   Medical Related - 3.7%                                            $24

Pharmaceuticals - 3.7%
       200    Pfizer, Inc.                                           $16
      *200    Watson Pharmaceutical                                    8
                                                                      24
<page 16>

   Technology Related - 17.9%                                       $114

Semiconductors - 3.0%
       200    Intel Corp.                                            $19

Computer Software - 6.3%
      *300    Citrix Systems, Inc.                                    15
      *100    Microsoft Corp.                                         13
       200    Electronic Data Systems Corp.                           12
                                                                      40

Telecommunications Svcs & Equip - 8.6%
      *200    Ascend Communications                                   13
      *100    Cascade Communications                                   8
      *200    Cisco Systems, Inc.                                     12
      *100    LCC Int'l, Inc.                                          2
      *100    Shiva Corp.                                              6
      *200    Tellabs, Inc.                                           14
                                                                      55

Total Common Stock
   (Cost $356)(a)                                                    410

U.S. Treasury Notes - 18.6%
    40,000    6.00%, Due 05/31/98                                     40
    40,000    6.00%, Due 10/15/99                                     40
    40,000    5.75%, Due 10/31/00                                     39
                                                                     119

Variable Demand Notes - 10.5%
    28,700    American Family                                         29
    26,000    Eli Lilly                                               26
    12,100    Warner Lambert                                          12
                                                                      67

Total Investments - 93.3%                                            595
   (Cost $541)(a)

Other Assets Less Liabilities - 6.7%                                  43

Net Assets - 100%                                                   $638

Net Asset Value, offering price and redemption per share
($638,072/51,252 shares outstanding)                              $12.45

(a)Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $61 and aggregate gross unrealized depreciation is $7, resulting in net unrealized appreciation of $54(in thousands).

*Non-income producing security.

<page 17>


Schedule of Investments
September 30, 1996
(unaudited)

MONETTA INTERMEDIATE BOND FUND

                                                                  Quoted
 Shares or                                                        Market
 Principal                                                         Value
    Amount                                                (In Thousands)

Treasury Notes - 58.6%
   300,000    6.25% Due 01/31/97                                    $301
   200,000    5.50% Due 04/15/00                                     195
   100,000    7.50% Due 11/15/01                                     104
   200,000    6.37% Due 08/15/02                                     199
   200,000    5.75% Due 08/15/03                                     191
   200,000    5.87% Due 02/15/04                                     191
   200,000    6.50% Due 05/15/05                                     197
   200,000    6.50% Due 08/15/05                                     197
                                                                   1,575

Government Agency - 1.6%
    40,000    Sheboygan, WI TIF#6
                 8.5% Due 03/15/03                                    42

Corporate Bonds - 32.0%
   100,000    Delta Airlines, 7.73%
                 Due 05/14/97                                        101
    50,000    American Airlines, 8.70%
                 Due 01/15/98                                         51
    50,000    Salomon, Inc., 9.37%
                 Due 04/15/98                                         52
   100,000    Chase Manhatten Corp., 8.80%
                 Due 02/01/00                                        101
    50,000    ADT Operations, 8.25%
                 Due 08/01/00                                         52
    50,000    American Standard, 9.87%
                 Due 06/01/01                                         53
    50,000    Dayton-Hudson, 9.75%
                 Due 07/01/02                                         56
   100,000    IBM Corp., 7.25%
                 Due 11/01/02                                        102
   100,000    RJR Nabisco, Inc., 8.62%
                 Due 12/01/02                                        100
   100,000    Webb, Del E., 9.75%
                 Due 03/01/03                                        100
   100,000    Salomon, Inc., 6.75%
                 Due 01/15/06                                         93
                                                                     861

Federal Home Bank Loan - 3.6%
   100,000    6.44% Due 11/28/05                                      96

Mortgage Obligations - 0.6%
    15,344    GNMA, 8.50%
                 Due 07/15/21                                         16

Demand Notes - 2.1%
    56,800    Warner Lambert                                          57

Total Investments - 98.5%
              (Cost $2,689)(a)                                     2,647

Other Assets Less Liabilities- 1.5%                                   40

Net Assets - 100%                                                 $2,687

Net Asset Value, offering price and redemtpion per share
($2,686,631/265,101 shares outstanding)                           $10.13

(a)Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $8 and aggregate gross unrealized depreciation is $50, resulting in net unrealized depreciation of $42(in thousands).

<page 18>



Schedule of Investments
September 30, 1996
(unaudited)

MONETTA GOVERNMENT MONEY MARKET FUND

                                                                  Quoted
 Shares or                                                        Market
 Principal                                                         Value
    Amount                                                (In Thousands)

GOVERNMENT OBLIGATIONS - 47.9%

U.S. Treasury Bills - 47.9%
   600,000    Due 10/17/96                                          $599
   400,000    Due 11/14/96                                           398
 1,000,000    Due 12/12/96                                           990
   870,000    Due 03/06/97                                           850
   500,000    Due 07/24/97                                           477
    60,000    Due 09/18/97                                            57
                                                                   3,371

GOVERNMENT AGENCY - 53.0%

Federal Farm Credit Discount Note - 1.2%
    90,000    Due 10/21/96                                            90

Federal Agriculture Mortgage Corp. Discount Notes - 3.5%
   100,000    Due 01/02/97                                            99
   150,000    Due 04/01/97                                           146
                                                                     245

Federal Home Loan Bank Discount Notes - 15.0%
   355,000    Due 10/16/96                                           354
   450,000    Due 10/17/96                                           449
   150,000    Due 12/05/96                                           148
   110,000    Due 04/14/97                                           107
                                                                   1,058

Federal National Mortgage Association Discount Notes - 19.5%
   975,000    Due 10/11/96                                           974
   400,000    Due 11/19/96                                           397
                                                                   1,371

Federal Home Loan Mortgage Corp. Discount Notes - 7.7%
   475,000    Due 01/15/97                                           467
    80,000    Due 02/03/97                                            78
                                                                     545

Tennessee Valley Authority - 6.1%
   430,000    Due 11/04/96                                           428

Total Investments - 100.9%                                         7,108

Other Assets Less Liabilities - (.9)%                               (66)

Net Assets - 100%                                                 $7,042

Net Asset Value, offering price, and redemption price per share
($7,042,324/7,042,324 shares outstanding)                          $1.00

(a) Cost is identical for book and tax purposes.

<page 19>



                                                        Quarterly Report
                                                      September 30, 1996



MONETTA FAMILY OF FUNDS


Monetta Fund, Inc.

Monetta Mid-Cap Equity Fund

Monetta Large-Cap Fund

Monetta Balanced Fund

Monetta Intermediate Bond Fund

Monetta Government Money Market Fund


Monetta Funds
1776-A South Naperville Road
Suite 207
Wheaton, Illinois 60187
1-800-MONETTA